MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2019

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



3.49%
36.70%
59.81%
Domestic
International
Net Cash1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	31.1%
Consumer Staples	18.7%
Financials	15.8%
Consumer Discretionary	13.5%
Heathcare	9.9%
Energy	4.0%
Industrials	2.8%
Telecommunications	0.7%
Utilities	0.0%
Materials	0.0%
Net Cash[1]	3.5%

TOP 10 HOLDINGS

Mastercard, Inc.	11.61%
Apple Inc.	6.81%
Diageo Plc.	4.40%
LVMH Moët Hennessey Louis Vuitton	3.97%
The Estée Lauder Companies Inc.	3.71%
Alphabet Inc. Class A	3.69%
Alphabet Inc. Class B	3.69%
The Walt Disney Company	3.32%
Bank of America Corp.	3.09%
Nike, Inc.	3.02%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	35
2018 Portfolio Turnover	7.11%
Net Assets (millions)	$22.30
Total Expense Ratio	1.54%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
13.89%
12.48%
4.44%
4.01%
11.10%
10.68%
4.40%
6.77%
11.68%
12.37%
6.55%
7.08%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$25,226
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $25,226 on 3/31/19. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



1Q19 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 13.89% in the first quarter versus 12.48% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.55% versus 7.08% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Technology Sector (Mastercard Inc., Facebook, Inc. & Apple Inc.), Consumer Discretionary Sector (LVMH Moët Hennessy Louis Vuitton & The Estée Lauder Companies Inc.) and Consumer Staples Sector (Anheuser-Busch Inbev). Negative factors impacting performance for the Fund during the quarter included the Materials Sector (Bayer AG) and the Communication Services Sector (KDDI Corporation).

The geographic diversification of the Fund as of March 31, 2019 consisted of 59.81% domestic stocks, 36.70% international stocks and 3.49% cash equivalents. The Fund owned shares of common stock in 34 companies.

Manager Commentary:

Stock markets around the world rallied from lower levels at the end of 2018 in response to an announcement in January by the Federal Reserve that it might significantly slow down its pace of interest rate increases in 2019. In addition, there have been positive expectations surrounding the recent trade tariff negotiations between China and the United States. The S&P 500 index returned more than 13% during the quarter as a result of strong performance from the Technology, Industrial, Energy and Consumer Discretionary Sectors. The Shanghai Composite Index in China was one the best performing stock markets worldwide posting a rate of return greater than 23% during the quarter.

Although investors have been concerned about a potential slowdown in economic growth in the United States and abroad, 69% of the companies in the S&P 500 Index reported earnings in the first quarter that exceeded analyst expectations on Wall Street. The Mundoval Fund benefitted from strong results from **Mastercard Inc.**, with year over year growth of 20% in revenue and 41% in earnings per share. **The Estée Lauder Companies Inc.** reported double digit gains in sales and earnings per share, led by strong advances in their cosmetic product categories, brands, countries and channels. **Diageo Plc.**, the world's largest purveyor of distilled spirits, announced mid-year increases in sales, operating profit and free cash flow, which will be used in 2019 to return cash to shareholders via the payment of a higher dividend and the repurchasing of shares.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of March 31, 2019

	1Q 2019 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	13.89%	4.44%	11.10%	4.40%	8.02%	11.68%	6.55%
MSCI World Index	12.48%	4.01%	10.68%	6.77%	9.17%	12.37%	7.08%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.54%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.